                                  EXHIBIT 99.2

                     TWEETER HOME ENTERTAINMENT GROUP, INC.
    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tweeter Home Entertainment Group, Inc.
      (the "Company") on Form 10-K for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph G. McGuire, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of September 30, 2002 and results of operations of the Company for the year ended September 30,
                                      2002.

                                        /s/ Joseph G. McGuire

                                        Joseph G. McGuire, Senior Vice President
                                               and Chief Financial Officer
                                               December 17, 2002